Exhibit 10.2

EXHIBIT C

FORM OF EQUITY EXCHANGE AGREEMENT

NEITHER THIS AGREEMENT NOR THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Equity Exchange Agreement

This Equity Exchange Agreement (this “Agreement”) is made as of June [    ], 2023, by and among Odyssey Marine Exploration, Inc., a Nevada corporation (“Odyssey”), and the members (each individually a “Member” and collectively the “Members”) of Ocean Minerals, LLC, a Cayman Islands limited liability company (“OML”), named on Schedule A attached hereto (the “Schedule of Members”).

Recitals:

A. Odyssey and OML are parties to a Unit Purchase Agreement, dated as June 4, 2023 (the “Purchase Agreement”), pursuant to which, among other things, Odyssey’s subsidiary purchased OML Units from OML.

B. In connection with the consummation of the transactions contemplated by the Purchase Agreement, the Members desire to have the opportunity to exchange OML Units held by them for shares of Odyssey’s common stock, par value $0.0001 per share (“Odyssey Common Stock”).

C. This Agreement is being executed and delivered in accordance with Section 7.5 of the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

Article 1

Definitions

Section 1.01. Certain Definitions. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in Schedule B attached hereto.

Section 1.02. Interpretation. For purposes of this Agreement: (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”, (b) the word “or” is not exclusive, and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, non-binary, and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits and Appendixes mean the Articles and Sections of, and Exhibits and Appendixes attached to, this Agreement, (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, restated, supplemented, and modified from time to time to the extent permitted by the provisions thereof, and (z) to a statute or law means such statute or law as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits and Appendixes referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Article 2

Right to Exchange

Section 2.01. Grant of Exchange Right. On the terms and subject to the conditions of this Agreement, at any time and from time to time during the Exercise Period, each Member shall have the right (the “Exchange Right”), but not the obligation, to exchange all or any portion of the OML Units held by such Member for shares of Odyssey Common Stock.

Section 2.02. Exchange Procedures.

(a) Exercise of Exchange Right. If any Member desires to exercise the Exchange Right and acquire shares of Odyssey Common Stock to this Section 2, such Member shall deliver to Odyssey:

(i) a written, unconditional, and irrevocable notice in the form attached as Exhibit A (an “Exchange Exercise Notice”);

(ii) an investor questionnaire in the form attached as Exhibit B (an “Investor Questionnaire”); and

(iii) a written, unconditional, and irrevocable assignment of units in the form attached as Exhibit C (an “Assignment”).

(b) Suitability Determination. Upon delivery of the Exchange Documents to Odyssey, Odyssey shall review the Exchange Documents to evaluate whether the Member exercising the Exchange Right is an “accredited investor” as defined in Rule 501(a) under the Securities Act (a “Suitable Investor”). As soon as practicable (and in any event within five Business Days) after delivery of the Exchange Documents to Odyssey, Odyssey shall deliver to such Member either (i) a written notice to the effect that Odyssey has determined in good faith that such Member is not a Suitable Investor (a “Rejection Notice”) or (ii) a written notice to the effect that Odyssey has determined in good faith that such Member is a Suitable Investor (an “Acceptance Notice”). If Odyssey delivers a Rejection Notice to such Member, Odyssey shall include with such Rejection Notice the Exchange Documents delivered to Odyssey with the Exchange Exercise Notice. If Odyssey delivers an Acceptance Notice to such Member, the exchange of such Member’s OML Units for shares of Odyssey Common Stock shall be completed in accordance with Section 2.02(c).

(c) Completion of Exchange. If Odyssey delivers an Acceptance Notice to a Member in accordance with Section 2.02(b), as soon as practicable thereafter (and in no event more than five (5) Trading Days thereafter) Odyssey shall deliver, or cause to be delivered to such Member, a number of shares of Odyssey Common Stock equal to the product of (i) the number of OML Units such Member desires to exchange, as set forth in the Exchange Exercise Notice, multiplied by (ii) a fraction, the numerator of which is the OML

Per Unit Value and the denominator of which is the Odyssey Per Share Value, in each case determined as of the date of the Exchange Exercise Notice. Upon any exchange of OML Units for shares of Odyssey Common Stock pursuant to this Article 2, in lieu of any fractional shares to which such Member would otherwise be entitled, the number of shares of Odyssey Common Stock issuable to such Member shall be rounded up to the next whole share.

Section 2.03. Certain Adjustments.

(a) Stock Split, Stock Dividend, Etc. If Odyssey at any time on or after the date hereof subdivides (by any stock split, stock dividend, recapitalization or otherwise) the Odyssey Common Stock into a greater number of shares, the number of shares of Odyssey Common Stock issuable upon exercise of the Exchange Right will be proportionately increased. If Odyssey at any time on or after the date of issuance combines (by combination, reverse stock split or otherwise) the Odyssey Common Stock into a smaller number of shares, the number of shares of Odyssey Common Stock issuable upon exercise of the Exchange Right will be proportionately decreased. Any adjustment pursuant to this Section 2.04(a) shall become effective immediately after the effective date of such subdivision or combination.

(b) Reorganization, Merger, Etc. If there is a reorganization, or a merger or consolidation of Odyssey with or into any other entity which results in a conversion, exchange, or cancellation of the Odyssey Common Stock, upon any subsequent exercise of the Exchange Right, each holders of OML Units will be entitled to receive the kind and amount of securities, cash, and other property or assets which such holder would have received if such holder had exercised the Exchange Right immediately prior to the first of these events and had retained all the securities, cash, and other property or assets received as a result of those events.

Section 2.04. Limitation on Number of Shares Issuable. Notwithstanding anything herein to the contrary, the aggregate maximum number of shares of Odyssey Common Stock that may be issued in connection with one of more exercises of the Exchange Right pursuant to this Agreement shall not (a) exceed 19.9% of the number of outstanding shares of Odyssey Common Stock immediately prior to the date of this Agreement, (b) exceed 19.9% of the combined voting power of the outstanding voting securities of Odyssey immediately prior to the date of this Agreement, or (c) otherwise exceed such number of shares of Odyssey Common Stock that would violate applicable listing rules of the Principal Market.

Section 2.05. Further Assurances. Any Member that exercises the Exchange Right shall from time to time a execute and deliver to Odyssey such additional documents, instruments, agreements, consents, and shall provide such additional information and take such other actions as Odyssey may reasonably request to carry out the terms of this Agreement.

Article 3

Representations and Warranties of Odyssey

Odyssey represents and warrants that the statements contained in this Article 3 are true and correct as of the date of this Agreement.

Section 3.01. Organization and Standing. Odyssey is duly organized, validly existing, and in good standing under the laws of the state of Nevada. Odyssey has all requisite power and authority to own, license, and operate its properties, to carry on its business as now conducted and to execute and deliver this Agreement and to perform its obligations hereunder.

Section 3.02. Authority. The execution and delivery by Odyssey of this Agreement and the consummation by Odyssey of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Odyssey. This Agreement has been duly executed and delivered by Odyssey, and this Agreement constitutes a legal, valid, and binding obligation of Odyssey, enforceable against Odyssey in accordance with its terms.

Section 3.03. No Conflict. The execution and delivery by Odyssey of this Agreement does not and the consummation by Odyssey of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with, or result in a breach or violation of, or a default under, (a) Odyssey’s certificate of incorporation or bylaws, (b) subject to the accuracy of the Members’ representations and warranties in Article 4 of this Agreement, in any material respects, any judgment, order, decree, statute, rule, regulation, or other law applicable to Odyssey or (c) in any material respects, any material contract, agreement, or instrument by which Odyssey is bound. No material consent, approval, order or authorization of, or registration, declaration, or filing with, any court, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Odyssey in connection with the execution and delivery by Odyssey of this Agreement or the consummation by Odyssey of the transactions contemplated hereby, except such filings, if any, as may be required under Rule 506 of Regulation D of the Securities Act and applicable state securities laws.

Section 3.04. Validity of Exchange Shares. The Exchange Shares have been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, and nonassessable to each Member acquiring any of the Exchange Shares pursuant to this Agreement, free of any liens, claims, or other encumbrances, except for restrictions on transfer provided for herein or under the Securities Act or other applicable securities laws.

Article 4

Representations and Warranties of the Members

Each Member, severally and not jointly, represents and warrants to Odyssey with respect to only such Member that the statements contained in this Article 4 are true and correct as of the date of this Agreement and will be true on correct on any date on which such member exercises the Exchange Right.

Section 4.01. General.

(a) Such Member has all requisite authority (and in the case of an individual, the capacity) to acquire Exchange Shares, to enter into this Agreement, and to perform all the obligations required to be performed by such Member hereunder, and any acquisition of Exchange Shares will not contravene any law, rule, or regulation binding on such Member or any investment guideline or restriction applicable to such Member.

(b) Such Member is a resident of the state set forth on such Member’s signature page hereto and is not acquiring any Exchange Shares as a nominee or agent or otherwise for any other person.

(c) Such Member will comply with all applicable laws and regulations in effect in any jurisdiction in which such Member acquires or sells any Exchange Shares and obtain any consent, approval, or permission required for such acquisitions or sales under the laws and regulations of any jurisdiction to which such Member is subject or in which such Member makes such acquisitions or sales, and Odyssey shall have no responsibility therefor.

(d) Such Member owns, beneficially and of record, the number of OML Units set forth opposite such Member’s name on the Schedule of Members.

(e) Such Member shall, prior to exercising the Exchange Right, comply in all respects with all restrictions on transfer applicable to such Member’s OML Units, including the restrictions set forth in Article 10 of the OML LLC Agreement, and Member shall provide such evidence of compliance as Odyssey may reasonably request.

Section 4.02. Information Concerning Odyssey.

(a) Such Member has had access to and reviewed to such Member’s satisfaction all of the SEC Reports.

(b) Such Member understands and accepts that the acquisition of any Exchange Shares involves various risks, including the risks set forth in the SEC Reports. Such Member represents that it is able to bear any loss associated with an investment in the Exchange Securities.

(c) Such Member confirms that it is not relying on any communication (written or oral) of Odyssey or any of its affiliates as investment or tax advice or as a recommendation to acquire any Exchange Shares. It is understood that neither Odyssey nor any of its affiliates is acting or has acted as an advisor to such Member in deciding to acquire any Exchange Shares. Such Member acknowledges that neither Odyssey nor any of its affiliates has made any representation regarding the proper characterization of the Exchange Shares for purposes of determining such Member’s authority to acquire any Exchange Shares.

(d) Such Member is familiar with the business and financial condition and operations of Odyssey, all as generally described in the SEC Reports. Such Member has had access to such information concerning Odyssey and the Exchange Shares as it deems necessary to enable it to make an informed investment decision concerning the acquisition of any Exchange Shares.

(e) Such Member understands that, unless such Member notifies Odyssey in writing to the contrary at or before any exercise of the Exchange Right by such Member, each of such Member’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the date of any exercise of the Exchange Right by such Member, taking into account all information received by such Member.

(f) Such Member understands that no federal or state agency has passed upon the merits or risks of an investment in the Exchange Shares or made any finding or determination concerning the fairness or advisability of an investment in the Exchange Shares.

Section 4.03. Non-Reliance.

(a) Such Member represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of Odyssey, as investment advice or as a recommendation to acquire any of the Exchange Shares.

(b) Such Member confirms that Odyssey has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Exchange Shares or (ii) made any representation to such Member regarding the legality of an investment in the Exchange Shares under applicable legal investment or similar laws or regulations. In deciding to acquire any Exchange Shares, such Member is not relying on the advice or recommendations of Odyssey, and such Member has made its own independent decision that the investment in the Exchange Shares is suitable and appropriate for such Member.

Section 4.04. Status of the Member.

(a) Such Member has such knowledge, skill, and experience in business, financial, and investment matters that such Member is capable of evaluating the merits and risks of an investment in the Exchange Shares. With the assistance of such Member’s own professional advisors, to the extent that such Member has deemed appropriate, such Member has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Exchange Shares. Such Member has considered the suitability of the Exchange Shares as an investment in light of its own circumstances and financial condition, and such Member is able to bear the risks associated with an investment in the Exchange Shares.

(b) Such Member is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Member agrees to furnish any additional information requested by Odyssey or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the any acquisition of Exchange Shares by such Member.

Section 4.05. Restrictions on Transfer.

(a) Such Member is acquiring Exchange Shares solely for such Member’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Exchange Shares. Such Member understands that the Exchange Shares have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Member and of the other representations made by such Member in this Agreement. Such Member understands that Odyssey is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(b) Such Member understands that the Exchange Shares are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that such Member may dispose of Exchange Shares only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and such Member understands that Odyssey has no obligation or intention to register any of the Exchange Shares or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder). Accordingly, such Member understands that under the Commission’s rules, such Member may dispose of Exchange Shares only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities,” subject to the same limitations that apply to the Exchange Shares in the hands of such Member. Consequently, such Member understands that such Member must bear the economic risks of the investment in the Exchange Shares for an indefinite period of time. Such Member further acknowledges that, under Rule 144, if such Member is not an affiliate of Odyssey, such Member must hold any Exchange Shares acquired by such Member for a period of six months before such Member may sell any of such Exchange Shares under Rule 144.

(c) Such Member agrees: (i) that such Member will not sell, assign, pledge, give, transfer, or otherwise dispose of any Exchange Shares or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable state securities laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of state securities laws; (ii) that the certificates representing the Exchange Shares will bear the legend set forth in Section 4.06 making reference to the foregoing restrictions; and (iii) that Odyssey and its affiliates shall not be required to give effect to any purported transfer of any Exchange Shares, except upon compliance with the foregoing restrictions.

Section 4.06. Legend. Such Member understands that any certificates evidencing the Exchange Shares will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

Article 5

Miscellaneous

Section 5.01. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 5.02. Governing Law. This Agreement shall be governed by and construed under the laws of New York as applied to agreements among New York residents, made and to be performed entirely within New York.

Section 5.03. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, or (iii) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 5.03):

If to Odyssey:                         Odyssey Marine Exploration, Inc.

                                                 205 S. Hoover Blvd.

                                                 Suite 210

                                                 Tampa, Florida 33609

                                                 Attention: Chief Financial Officer

If to any Member:                    To the address for such Member set forth

                             on the signature pages hereto.

Section 5.04. Expenses. Each of the parties shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated by this Agreement.

Section 5.05. Entire Agreement; Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Odyssey and the Majority Members. Any waiver or amendment effected in accordance with this Section 5.05 shall be binding upon each party to this Agreement and any holder of any OML Units at the time outstanding and each future holder of all OML Units.

Section 5.06. Effect of Amendment or Waiver. Each Member acknowledges that by the operation of Section 5.05, the Majority Members will have the right and power to diminish or eliminate all rights of such Member under this Agreement.

Section 5.07. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Section 5.08. Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

[Signature pages follow.]

IN WITNESS WHEREOF, Odyssey and each Member have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

ODYSSEY MARINE EXPLORATION, INC.

By:
Christopher E. Jones
Chief Financial Officer

Signature Page to Equity Exchange Agreement

IN WITNESS WHEREOF, Odyssey and each Member have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

Print Name of Member

Signature of Member

Address:

Signature Page to Equity Exchange Agreement

Schedule A

Schedule of Members

Name and Address of Member*	No. OML Units

*	The address of each Member is set forth on such Member’s signature page to this Agreement.

Schedule B

Definitions

“Daily VWAP” means, for any Trading Day, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “OMEX <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable at such time, the market value of one share of the Odyssey Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by Odyssey). The Daily VWAP shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Dissolution Event” has the meaning set forth in the OML LLC Agreement on the date of this Agreement.

“Equity Securities” means OML Units or any securities conferring the right to purchase OML Units or securities convertible into, or exchangeable for (with or without additional consideration), OML Units, except any security granted, issued and/or sold by OML to any director, officer, employee, or consultant of Odyssey in such capacity for the primary purpose of soliciting or retaining their services.

“Exchange Documents” means, collectively, an Exchange Exercise Notice, an Investor Questionnaire, and an Assignment.

“Exchange Act” means Securities Exchange Act of 1934, as amended.

“Exchange Shares” means the shares of Odyssey Common Stock issuable in exchange for OML Units pursuant to Article 2 of this Agreement.

“Exercise Period” means the period of time beginning on the six-month anniversary of the date of this Agreement and ending on the date that is the earliest of (a) the date on which a Dissolution Event occurs, (b) the date on which an OML Material Adverse Effect occurs, and (c) the date that is 18 months after the date of this Agreement.

“Five-Day VWAP” means the arithmetic average of the Daily VWAPs per share of Odyssey Common Stock over the five (5) consecutive Trading Days ending on, and including, the Trading Day immediately preceding the date of the Exchange Exercise Notice to which it is relevant.

“Last Equity Financing” means the last sale (or series of related sales) by OML of its Equity Securities immediately preceding the exercise date from which OML receives gross proceeds of not less than U.S. $1,000,000.

“Odyssey Per Share Value” means the greater of (a) U.S. $[    ]1 and (b) the Five-Day VWAP.

“OML LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement, dated as of June [•], 2023, among OML and its members, as in effect on the date of this Agreement.

“OML Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), prospects, or assets of OML and its

[1]	Will equal the “Minimum Price,” as defined in Nasdaq Rule 5635(d).

Schedule B-1

subsidiaries (taken as a whole); provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (a) general economic or political conditions; (b) conditions generally affecting the industries in which OML and its subsidiaries operate; (c) any changes in financial or securities markets in general; (d) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; or (e) any changes in applicable laws or accounting rules; provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (a) through (e) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on OML and its subsidiaries (taken as a whole) compared to other participants in the industries in which OML and its subsidiaries conducts their businesses.

“OML Per Unit Value” means the greater of (a) U.S. $20.45 and (b) the price paid per share for Equity Securities by the investors in the Last Equity Financing.

“OML Units” means Units, as such term is defined in the OML LLC Agreement.

“Principal Market” means the Nasdaq Capital Market.

“SEC Reports” means reports, schedules, forms, statements, and other documents required to be filed by Odyssey under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or Section 15(d) thereof, for the three years preceding the date of this Agreement, including the exhibits thereto and documents incorporated by reference therein.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means any day on which the Odyssey Common Stock is traded on the Nasdaq Capital Market, provided that “Trading Day” shall not include any day on which the Odyssey Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Odyssey Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

“VWAP” means the dollar volume-weighted average price for the Odyssey Common Stock on the Nasdaq Capital Market during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg.

Schedule B-2

Exhibit A

NOTICE OF EXERCISE

To:	Odyssey Marine Exploration, Inc.

Attention Chief Financial Officer

Pursuant to the Equity Exchange Agreement, dated as of [                ], 2023 (the “Exchange Agreement”), among Odyssey Marine Exploration, Inc., the undersigned, and the other parties thereto, the undersigned hereby elects to exercise the Exchange Right with respect to [                 ] OML Units.

The undersigned hereby represents and warrants that representations and warranties in Article 4 of the Exchange Agreement with respect to the undersigned are true and correct as of the date hereof.

MEMBER:

Date:	By:

Address:

Name in which shares should be registered:

Exhibit B

INVESTOR QUESTIONNAIRE

Investor Questionnaire Completed by: _____________________________________ (the “Investor”)

This Questionnaire is being completed by the Investor to allow Odyssey Marine Exploration, Inc., a Nevada corporation (the “Issuer”), to determine whether the Investor is qualified to invest in shares of common stock (the “Securities”) of the Issuer.

To be qualified to invest in the Securities, the Investor must either (i) be an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”)), or (ii) have (and if applicable, its officers, employees, directors or equity owners have) either alone or with his, her or its purchaser representative or representatives, if any, such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Securities.

The Issuer will rely upon the accuracy and completeness of the information provided in this Questionnaire in establishing that the issuance of the Securities is exempt from the registration requirements of the Securities Act.

ACCORDINGLY, THE INVESTOR IS OBLIGATED TO READ THIS QUESTIONNAIRE CAREFULLY AND TO ANSWER THE QUESTIONS CONTAINED HEREIN COMPLETELY AND ACCURATELY.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, the Investor understands and agrees that the Issuer may present, upon giving prior notice to the Investor, this Questionnaire to such parties as the Issuer deems appropriate if called upon to establish that the issuance of the Securities (a) is exempt from the registration requirements of the Securities Act or (b) meets the requirements of applicable state securities laws; provided, however, that the Issuer need not give prior notice to the Investor of its presentation of this Questionnaire to the Issuer’s regularly employed legal, accounting, and financial advisors.

The Investor understands that this Questionnaire is merely a request for information and is not an offer to sell, a solicitation of an offer to buy, or a sale of the Securities. The Investor also understands that the Investor may be required to furnish additional information.

PLEASE NOTE THE FOLLOWING INSTRUCTIONS

BEFORE COMPLETING THIS INVESTOR QUESTIONNAIRE.

Unless instructed otherwise, the Investor should answer each question in this Questionnaire. If the answer to a particular question is “None” or “Not Applicable,” please so state. If this Questionnaire does not provide sufficient space to answer a question, please attach a separate schedule to your executed Questionnaire that indicates which question is being answered thereon. Persons having questions concerning any of the information requested in this Questionnaire should consult with their purchaser representative or representatives, lawyer, accountant or broker.

Exhibit B-1

PART I — FOR INDIVIDUALS

1.	Personal Data

Name:

Address:

Telephone:

Age: __________ Social Security Number: ___________________________

2.	Employment and Business Experience

Present Occupation:

Salary:

Do you own your own business or are you otherwise employed?

Description of responsibilities:

Length of service with present employer or

length of ownership of present business:

Present title or position:

Length of service in present title or position:

Prior occupations, employment, and length of service during the past five (5) years:

Occupation	Name of Employer or Owned Business (and identify which)	Years of Service

Exhibit B-2

Do you have any professional licenses, registrations, certifications or designations, including bar admissions, accounting certificates, real estate brokerage licenses, investment adviser registrations, and SEC or state broker-dealer registrations?

Yes  ☐    No  ☐

If yes, please list such licenses or registrations, the date(s) you received the same, and whether they are in good standing:

3.	Education (college and postgraduate)

Institution Attended	Degree	Date of Attendance

4.	Current Investment Objectives

My current investment objectives (indicate applicability and priority) are:

Current income:

Appreciation:

Tax Shelter:

Other:

5.	Other Relevant Information

Please describe any additional information that reflects your knowledge and experience in business, financial, or investment matters and your ability to evaluate the merits and risks of this investment.

Exhibit B-3

6.	Investor Status

To be qualified to invest in the Securities, the Investor must either (a) be an Accredited Investor, or (b) have, either alone or with your purchaser representative or representatives, such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of such investment.

Please check the appropriate representation that applies to you.

Accredited Investors:

☐	I am an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because (check all appropriate descriptions that apply):

	☐	(a)	I am a natural person whose individual net worth, or joint net worth with my spouse or spousal equivalent, exceeds $1,000,000. For purposes of this Section 6, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

	☐	(b)	I am a natural person who had individual income exceeding $200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year. For purposes of this Section 6, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; and (v) alimony paid.

	☐	(c)	I am a natural person who had joint income with my spouse or spousal equivalent exceeding $300,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year, as defined above.

	☐	(d)	I am a director, executive officer or general partner of the Issuer, or a director, executive officer or general partner of a general partner of the Issuer. (For purposes of this Section 6, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Issuer.)

Exhibit B-4

☐	(e)	I am a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

Other Investors:

☐	I am qualified to invest in the Securities because I have, either alone or with my purchaser representative or representatives, such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of such investment, as discussed in Section 7(a) below.

7.	Representation and Warranties

I represent and warrant to the Issuer that:

(a)

I have sufficient knowledge and experience in similar investments to evaluate the merits and risks of an investment in the Issuer, or I have retained an attorney, accountant, financial advisor or consultant as my purchaser representative. If applicable, the name, employer, address, and telephone number of my purchaser representative follows:

(b)

I and, if applicable, my purchaser representative have been given the opportunity to ask questions and obtain material and relevant information from the Issuer enabling me to make an informed investment decision. All data that I and, if applicable, my purchaser representative have requested has been furnished to me.

(c)

Any Securities I may acquire will be for my own account for investment and not with any view to the distribution thereof, and I will not sell, assign, transfer or otherwise dispose of any of the Securities, or any interest therein, in violation of the Securities Act or any applicable state securities law.

(d)

I understand that (i) any Securities I may acquire will not be registered under the Securities Act or any applicable state securities law and may not be sold or otherwise disposed of unless it is registered or sold or otherwise disposed of in a transaction that is exempt from such registration and (ii) the certificates representing the Securities will bear appropriate legends restricting the transferability thereof.

(e)

If applicable, I have not incurred any debt secured by my primary residence for the purpose of inflating my net worth to qualify as an accredited investor or for the purpose of raising funds to invest in the Securities. Between the date I complete this Questionnaire and the date the Securities are sold, I do not intend to, and will not, incur any debt to be secured by my primary residence for the purpose of either inflating my net worth to qualify as an accredited investor or raising funds to invest in the Securities.

Exhibit B-5

(f)

I understand that the Issuer will rely upon the completeness and accuracy of the Investor’s responses to the questions in this Questionnaire in establishing that the contemplated transactions are exempt from the Securities Act and hereby affirm that all such responses are accurate and complete. I will notify the Issuer immediately of any changes in any of such information occurring prior to the acceptance of my subscription.

8.	Manner of Solicitation

Please state the manner in which you became aware of the investment (for example, by personal contact or acquaintance with an investment advisor or counselor, with personnel of the Issuer, a broker-dealer, or otherwise), the name of the contact person, and the date such contact was made:

Exhibit B-6

PART II — FOR MEMBERS WHO ARE NOT INDIVIDUALS

1.	General Information

Name of Entity:

Address:

Entity Type:

Date and Jurisdiction of Organization:

2.	Business

Major Segments of Operation:

Major Segments of Operation:

Length of operation in each such segment:

Is the entity a reporting entity under the Securities Exchange Act of 1934, as amended?

Yes ☐ No ☐

If not a reporting entity, please provide the following:

(a)	The names and business experience of each of the entity’s officers and directors, partners, or other control persons for the past five years. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

Exhibit B-7

(b) The educational background of each of the entity’s officers and directors, partners, or other control persons, including the institutions attended, the dates of attendance, and the degrees obtained by each. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

(c) Each of the entity’s control persons who are natural persons, if any, must complete Part I of this Questionnaire. Please attach these additional pages to the back of this Questionnaire.

3.	Current Investment Objectives

The entity’s investment objectives (indicate applicability and priority) are:

Current income:

Appreciation:

Tax Shelter:

Other:

4.	Other Relevant Information

Please describe any additional information that reflects the entity’s knowledge and experience in business, financial, or investment matters and the entity’s ability to evaluate the merits and risks of this investment. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

4.	Accredited Investor Status

To be qualified to invest in the Securities, the Investor must either (i) be an Accredited Investor, or (ii) have, and if applicable, its officers, employees, directors or equity owners have, either alone or with its purchaser representative or representatives, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment.

Exhibit B-8

Please check the appropriate representation that applies to you.

Accredited Investors:

☐	The undersigned entity is an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because (check all appropriate descriptions that apply):

	☐	(a)	A bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

	☐	(b)	A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

	☐	(c)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

	☐	(d)	An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940.

	☐	(e)	An insurance company, as defined in Section 2(a)(13) of the Securities Act.

	☐	(f)	An investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

	☐	(g)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

	☐	(h)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

	☐	(i)	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

	☐	(j)	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million, or if the employee benefit plan is a self-directed plan in which investment decisions are made solely by persons that are accredited investors.

	☐	(k)	A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

	☐	(l)	A corporation, Massachusetts or similar business trust, partnership, or limited liability company or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

Exhibit B-9

☐	(m)	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	(n)	An entity in which all of the equity owners (whether entities themselves or natural persons) are accredited investors and meet the criteria listed in either this Section 5 or Part I, Section 6 of this Questionnaire. Please also see “Additional Questions for Certain Accredited Investors” below.

☐	(o)	An entity of a type not listed in clauses (a) through (n) above, that is not formed for the specific purpose of acquiring the Securities and owns investments in excess of $5 million. For purposes of this clause, “investments” means investments as defined in Rule 2a51-1(b) under the Investment Company Act of 1940.

☐	(p)	A family office, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, that (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the Securities and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

☐	(q)	A family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of clause (p) above and whose prospective investment in the Issuer is directed by that family office pursuant to clause (p)(iii) above.

Other Investors:

☐	The undersigned entity is qualified to invest in the Securities because it has, and if applicable, its officers, employees, directors or equity owners have, either alone or with its purchaser representative or representatives, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment, as discussed in Section 6(a) below.

Additional Questions for Certain Accredited Investors:

If the undersigned entity has checked (n) above, please complete the following part of this question:

(1)	List all equity owners (whether entities themselves or natural persons):

(2)	What type of entity is the undersigned entity?

Exhibit B-10

(3)

Have each equity owner that is a natural person respond individually to Part I, Section 6 of this Questionnaire. Have each equity owner that is an entity respond separately to Part II, Section 5 of this Questionnaire. Please attach these additional pages to the back of this Questionnaire.

6.	Representation and Warranties

The undersigned entity represents that:

(a)

The entity has, and if applicable, its officers, employees, directors or equity owners have, sufficient knowledge and experience in similar investments to evaluate the merits and risks of an investment in the Issuer, or the entity has retained an attorney, accountant, financial advisor or consultant as its purchaser representative. If applicable, the name, employer, address, and telephone number of the purchaser representative follows:

(b)

The entity and, if applicable, its purchaser representative have been given the opportunity to ask questions and obtain material and relevant information from the Issuer enabling it to make an informed investment decision. All data that the entity and, if applicable, its purchaser representative have requested has been furnished to it.

(c)

Any Securities the entity may acquire will be for its own account for investment and not with any view to the distribution thereof, and it will not sell, assign, transfer or otherwise dispose of any of the Securities, or any interest therein, in violation of the Securities Act or any applicable state securities law.

(d)

The entity understands that (i) any Securities it may acquire will not be registered under the Securities Act or any applicable state securities law and may not be sold or otherwise disposed of unless it is registered or sold or otherwise disposed of in a transaction that is exempt from such registration, and (ii) the certificates representing the Securities will bear appropriate legends restricting the transferability thereof.

Exhibit B-11

(e)

The entity understands that the Issuer will rely upon the completeness and accuracy of the Investor’s responses to the questions in this Questionnaire in establishing that the contemplated transactions are exempt from the Securities Act, and hereby affirms that all such responses are accurate and complete. The entity will notify the Issuer immediately of any changes in any of such information occurring prior to the acceptance of its subscription.

7.	Manner of Solicitation

Please state the manner in which you became aware of the investment (for example, by personal contact or acquaintance with an investment advisor or counselor, with personnel of the Issuer, a broker-dealer, or otherwise), the name of the contact person, and the date such contact was made:

[Signature page follows.]

Exhibit B-12

If an Individual:

Name (please type or print)

Signature

Date:

If a Corporation, Partnership, or Other Entity:

Name of Entity (please type or print)

By:

Name:

Title:

Date:

Exhibit B-13

Exhibit C

ASSIGNMENT OF UNITS

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned (the “Member”) does hereby grant, bargain, transfer, sell, assign, convey and deliver to Odyssey Marine Exploration, Inc., a Nevada corporation (“Odyssey”), all of the Member’s right, title and interest in and to [                ] Units in Ocean Minerals, LLC, a Cayman Islands limited liability company (“OML”), including all voting, consent and financial rights now or hereafter existing associated with ownership of the Units, to have and to hold the same unto Odyssey, its successors and assigns, forever, and does hereby irrevocably constitute and appoint the officers of Odyssey and OML, and each of them, as the undersigned’s agent and attorney-in-fact, to transfer the shares on the books of OML with full powers of substitution in the premises

The Member for itself, its successors and assigns, hereby covenants and agrees that, at any time and from time to time upon the written request of Odyssey, the Member will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required by Odyssey in order to assign, transfer, set over, convey, assure and confirm unto and vest in Odyssey, its successors and assigns, title to the Units sold, conveyed and transferred by this Assignment.

Dated:
(Print Name)

(Signature)